EX-99.1

FEARLESS YACHTS, LLC
(A Development Stage Company )
FINANCIAL STATEMENTS

SEPTEMBER 30, 2006

FEARLESS YACHTS, LLC
(A Development Stage Company)

INDEX TO SEPTEMBER 30, 2006 FINANCIAL STATEMENTS

PAGE

INDEPENDENT AUDITORS REPORT	F2

STATEMENTS OF ASSETS, LIABILITIES AND MEMBERS' EQUITY(DEFICIT)	F3

STATEMENTS OF EXPENSES	F4

STATEMENTS OF CHANGES IN MEMBERS EQUITY	F5

STATEMENTS OF CASH FLOWS	F6

NOTES TO FINANCIAL STATEMENTS	F7-F9

F1

KEMPISTY & COMPANY
CERTIFIED PUBLIC ACCOUNTANTS, P.C.
15 MAIDEN LANE - SUITE 1003 - NEW YORK, NY 10038 - TEL (212) 406-7272 - FAX (212) 513-1930

Report of Independent Auditor

Board of Directors
Fearless Yachts, LLC
(A Development Stage Company)

We have audited the accompanying statements of assets, liabilities, and members equity (deficit) of Fearless Yachts, LLC (A Development Stage Company) as of September 30, 2006 and December 31, 2005, and the related statements of expenses, changes in members’ equity (deficit) and cash flows for each of the two years in the two year period ended December 31, 2005, each of the nine month periods in the nine month periods ended September 30, 2006 and 2005, and the period February 23, 2004 (date of inception) to September 30, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fearless Yachts, LLC (A Development Stage Company) as of September 30, 2006 and December 31, 2005, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2005, each of the nine month periods in the nine month periods ended September 30, 2006 and 2005, and the period February 23, 2004 (date of inception) to September 30, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not generated any revenue and has incurred start-up losses to date. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Kempisty & Company
Certified Public Accountants PC
New York, New York
November 6, 2006

F2

FEARLESS YACHTS, LLC
(A Development Stage Company)
STATEMENT OF ASSETS, LIABILITIES AND MEMBERS EQUITY (DEFICIT)

	September 30,	December 31,
	2006	2005

ASSETS
Current Assets
Cash	$76,340	$-
Due from members	3,600	-
Total Current Assets	79,940	-

Fixed Assets
Boat Design	711,546	406,702
Marination Kit for Engines	265,000	265,000
Boat 28' Tooling	300,000	-
Total Fixed Assets	1,276,546	671,702
	$1,356,486	$671,702

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable and accrued expenses	$166,559	$-
Note payable managing member (Note 4)	-	780,676
Bridge loans payable (Note 3)	930,707	-
Total Current Liabilities	1,097,266	780,676

Commitments and contingencies (Note 6)	-	-

Members' Equity(Deficit)	259,220	(108,974)
Total Liabilities and Members' Equity (Deficit)	$1,356,486	$671,702

See Notes to Financial Statements
F3

FEARLESS YACHTS, LLC
(A Development Stage Company)
STATEMENTS OF EXPENSES

					For the Period
					February 23,
	For the Year Ended		Nine Months Ended		2004 (inception)
	December 31,		September 30,		to September 30,
	2005	2004	2006	2005	2006

Expenses
Marketing	$-	$-	$79,050	$-	$79,050
Promotions/Boat shows	11,091	1,650	85,339	1,000	98,080
Travel	42,153	16,486	35,566	29,605	94,205
Professional Fees	3,103	5,775	75,085	971	83,963
Salaries	-	-	69,270	-	69,270
Contract Labor	15,240	13,171	27,006	-	55,417
Other expenses	305	-	4,421	195	4,726
Bridge Loan Fees	-	-	125,987	-	125,987
Interest Expense	-	-	31,006	-	31,006

Total Expenses	71,892	37,082	532,730	31,771	641,704

Net (loss)	$(71,892)	$(37,082)	$(532,730)	$(31,771)	$(641,704)

See Notes to Financial Statements.
F4

FEARLESS YACHTS, LLC
(A Development Stage Company)
STATEMENTS OF CHANGES IN MEMBERS EQUITY (DEFICIT)

						For the Period
						February 23,
	For the Year Ended			Nine Months Ended		2004 (inception)
	December 31,			September 30,		to September 30,
	2005	2004		2006	2005	2006

Balance beginning of period	$(37,082)	$		$(108,974)	$(37,082)	$

Contributions				900,924		900,924

Net loss	(71,892)		(37,082)	(532,730)	(31,771)	(641,704)

Balance end of period	$(108,974)		$(37,082)	$259,220	$(68,853)	$259,220

See Notes to Financial Statements.
F5

FEARLESS YACHTS, LLC
(A Development Stage Company)
STATEMENTS OF CASH FLOWS

					For the Period
					February 23,
	Year Ended		Nine Months Ended		2004 (inception)
	December 31,		September 30,		to September 30,
	2005	2004	2006	2005	2006

Operating Activities:
Net loss	$(71,892)	$(37,082)	$(532,730)	$(31,771)	$(641,704)
Adjustments to reconcile net loss to net cash used
by operations
Changes in operating assets and liabilities:
(Increase) in Due from members	-	-	(3,600)	-	(3,600)
Increase in accounts payable and accrued expenses	-	-	166,559	-	166,559
Net cash used by operating activities	(71,892)	(37,082)	(369,771)	(31,771)	(478,745)

Investing Activities
Purchase of fixed assets	(58,777)	(612,925)	(604,844)	(48,312)	(1,276,546)
Net cash (used) by investing activities	(58,777)	(612,925)	(604,844)	(48,312)	(1,276,546)

Financing Activities
Bridge loan proceeds	-	-	930,707	-	930,707
Loans from managing member	130,669	650,007	105,948	80,083	886,624
Sale of membership interests	-	-	14,300	-	14,300
Net cash provided by financing activities	130,669	650,007	1,050,955	80,083	1,831,631

Increase in cash	-	-	76,340	-	76,340
Cash at beginning of period		-	-	-	-
Cash at end of period	$-	$-	$76,340	$-	$76,340

Supplemental Cash Flow Information:
Interest paid	$-	$-	$-	$-	$-
Non-cash financing activities:
Exchange of loan payable for equity	$-	$-	$886,624	$-	$886,624

See Notes to Financial Statements.
F6

Fearless Yachts, LLC
A Development Stage Company
Notes to Financial Statements

September 30, 2006

Note 1. ORGANIZATION AND OPERATIONS

Fearless Yachts, LLC (the “Company”), a Missouri company, is engaged in the designing and marketing of luxury performance powerboats and yachts. The Company is a development stage company. Fearless Yachts, LLC was formed on February 14, 2006.

PBC, LLC, a Missouri company, was formed February 23, 2004 to design and develop luxury performance boats and yachts. This partnership was dissolved and all assets and liabilities were transferred to PB Holdings, LLC, a Florida company, which was formed September 7, 2005. PH Holdings was managed by Gary Fears as majority shareholder. The period February 23, 2004 (date of inception) to December 31, 2004 is referred to as the year ending December 31, 2004 in the financial statements presented.

Due to changes in ownership, PB Holdings, LLC was dissolved and Fearless Yachts, LLC was formed February 14, 2006.

These financial statements are prepared in accordance with accounting principles applicable to a going concern. The Company is in the development stage and has not yet, as yet, achieved commercial production. At present, management devotes significant time to raise sufficient funds to fund its development operations. The ability of the Company to continue as a going concern with respect to its planned principal business activity is dependent upon its successful efforts to raise additional equity or debt financing.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Fixed Assets
Fixed assets are recorded at cost. They will be depreciated using the straight-line method over the estimated useful lives of the related assets of 3-7 years, when they are put into service.

Advertising Costs
The Company expenses marketing, promotion, and advertising costs as incurred.

F7

Fearless Yachts, LLC
A Development Stage Company
Notes to Financial Statements

September 30, 2006

Note 3. BRIDGE LOANS PAYABLES AND WARRANTS

The bridge loans payable are, 10% Senior Secured Promissory Notes, totaling $930,707 with outstanding principal due and payable in accordance with the following: July 27, 2006 or upon closing of the Qualified Financing. The bridge loan bears interest at 10% per annum with interest added to the principal balance. If the notes are not repaid by July 27, 2006, interest accrues at 18%. The fees of 13% and a one-time agency fee of $25,000 has been expensed as additional interest over the life of the note.

All purchasers under the Securities Purchase Agreement also acquired a warrant to purchase membership interests of the Company. The percentage of Interests for which the warrant is exercisable and the exercise price which shall be determined immediately after the close of the “Qualified Offering” that results in gross proceeds to the Company of at least $5,000,000

The warrants have a Registration Rights provision for liquidated damages:

a.

EITF Issue No. 05-4 “The Effect of a Liquidated Damages Clause on a Freestanding Financial Instrument Subject to EITF Issue No. 00-19, ‘Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock’” addresses financial instruments (such as stock purchase warrants), which are accounted for under EITF 00-19 that may be issued at the same time and in contemplation of a registration rights agreement that includes a liquidated damages clause.

b.

EITF 05-4 discussed (a) whether a registration rights penalty meets the definition of a derivative and (b) whether the registration rights agreement and the underlying financial instrument should be considered as a combined freestanding instrument or as separate freestanding instruments. However, as of the September 15, 2005 meeting of the EITF, discussion of this Issue was postponed.

c.

Therefore, at this time, the liquidating damages feature does not have to be separately valued, however this is an open issue and the accounting may change (the liquidated damages feature being accounted for as an embedded derivative), and the company will account for this feature at that time.

Due to the contingencies inherent in the fixing of the exercise price of the warrants and the nature of the Company’s operations at this time, the fair value attributable to these warrants upon their issuance is zero.

F8

Fearless Yachts, LLC
A Development Stage Company
Notes to Financial Statements

September 30, 2006

The provision for the warrant exercise price being reset if the company raises money at a lower price than the exercise price may create a situation that will require the fair value of the modification (fair immediately before the reset vs. the fair value upon reset) to be charged to the income statement.

Note 4. EQUITY

Membership equity is based upon the Operating Agreement made and adopted in April, 2006. In addition, Gary Fears, Managing Member, has converted his promissory note in the amount of $886,624 to equity under the terms and conditions set forth by the funding agreement entered into by the Company.

During 2006 the Company sold membership interests for $14,300.

Note 5. INCOME TAXES

No provisions for federal and state income taxes are made in the financial statements as these taxes are the responsibility of the member under this form of organization.

Note 6. COMMITMENTS AND CONTINGENCES

On March 14, 2006, the Company entered into an agreement with Porsche Design Studio. Under the terms of the agreement, Porsche Design Studio has agreed to design, on an exclusive basis, high-speed motorboats and yachts up to 150' in length. Under the terms, the Company agrees to pay Porsche Design Studio a set fee to be determined on a project-by-project basis for such design services.

On May 9, 2006, the Company entered into an agreement with American Marine Holdings, LLC (AMH). Under the terms of the agreement, AMH has agreed to assist the Company in the development of the mold for its high-speed 28' motorboat and to construct it at a fixed price to the Company.

Note 7. SUBSEQUENT EVENTS

Beginning October, 2006 the Company leased office space under a sublease expiring December 31, 2009 for $4,000 per month. The monthly rent payment includes rent, sales tax, and shared office expense with the sublessor.

F9